UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2020

OZOP SURGICAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-55976	35-2540672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

319 Clematis Street Suite 714 West Palm Beach FL 33401

(Address of principal executive offices, including zip code)

(866) 286-1055

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2020, Ozop Surgical Corp. (“we,” “us,” “our,” “OZOP,” or the “Company”) entered into a Binding Letter of Intent (the “LOI”) with Power Conversion Technologies, Inc., a Pennsylvania corporation (“PCTI”), and Catherine Chis (“Chis”), PCTI’s Chief Executive Officer (“CEO”) and its sole shareholder. Pursuant to the terms of the LOI, the Company will acquire 100% of the issued and outstanding shares of PCTI (the “PCTI Shares”) from Chis (the “Acquisition”) in consideration of (a) the issuance by the Company to Chis of (i) 47,500 shares of the Company’s Series C Preferred Stock (pursuant to an amended certificate of designation to be filed prior to closing the Acquisition), (ii) 18,667 shares of the Company’s Series D Preferred Stock (pursuant to a certificate of designation to be filed prior to closing the Acquisition), (iii) 500 shares of the Company’s Series E Preferred Stock (pursuant to a certificate of designation to be filed prior to closing the Acquisition); and (b) the Company paying $400,000 to PCTI in multiple tranches, with an initial tranche or tranches totaling $100,000 within 90 days from the signing of the LOI and with the aggregate of $400,000 being paid in full at the latest upon execution of a definitive purchase agreement or at such other date as shall be agreed to by the parties.

Shares of the Company’s Series C Preferred Stock, pursuant to an amended certificate of designation to be filed prior to closing the Acquisition, will have the following rights and preferences: (a) holders of all shares of Series C Preferred Stock will have 67% of the total votes associated with all classes of voting stock of the Company, and (b) the Series C Preferred Stock will have no dividend rights, no liquidation preferences or other preferential rights.

Shares of the Company’s Series D Preferred Stock, pursuant to a certificate of designation to be filed prior to closing the Acquisition, will have the following rights and preferences: (a) the shares of Series D Preferred Stock shall convert into three times the number of shares of Company common stock outstanding on the conversion date, and (b) the Series D Preferred Stock will have no dividend rights, no voting rights, no liquidation preferences or other preferential rights.

Shares of the Company’s Series E Preferred Stock, pursuant to a certificate of designation to be filed prior to closing the Acquisition, will have the following rights and preferences: (a) each share of Series E Preferred Stock shall be redeemable by the Company at its election at $1,000 per share, and (b) the Series E Preferred Stock will have no dividend rights, no voting rights, no liquidation preferences or other preferential rights.

On February 28, 2020, in connection with entering into the LOI, Michael Chermak resigned as the Company’s CEO and the Company agreed to purchase and redeem 50,000 shares of the Company’s Series C Preferred Stock from Mr. Chermak for a total purchase price of $100,000 pursuant to a Redemption Agreement (the “Redemption Agreement”) requiring aggregate redemption payments of $100,000, of which $50,000 has been paid and with the remaining $50,000 to be paid within 60 days.

The disclosures above in Item 5.02 below (including the disclosure regarding the Employment Agreement with Mr. Conway) are incorporated by reference in this Item 1.01 in their entirety.

The foregoing descriptions of the LOI and the Redemption Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those agreements, which are filed as Exhibits 10.1 and 10.2 respectively to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures above in Item 1.01 are incorporated by reference in this Item 2.03 in their entirety.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Executive Officer and Director Resignations and Appointments

The disclosures above in Item 1.01 are incorporated by reference in this Item 5.02 in their entirety. As disclosed in Item 1.01, on February 28, 2020, Mr. Michael Chermak resigned as the Company’s Chief Executive Officer, and Barry Hollander resigned as the Company’s Chief Financial Officer (“CFO”).

On February 28, 2020, Mr. Brian Conway was appointed as the Company’s Chief Executive Officer and interim Chief Financial Officer.

Background

Brian P. Conway, the Chief Executive Officer and Interim Chief Financial Officer brings 20 years of proven success in marketing and business development for both private and publicly traded companies. Starting off in database management and sales for Venture Direct on Madison Avenue, he crossed over to Wall Street first as a co-founder of Waypoint Capital Partners. During this time, he has overseen national sales, marketing, business and product development, national account customers, and new business relations with international and US companies while creating awareness for public companies with many of the nation’s top public relations firms. From October 1, 2014, through August 31, 2019, Mr. Conway was the CEO, CFO and Director of Ngen Technologies, Inc. (f/k/a/ Liberated Solutions, Inc.). His relationships and experience with investment bankers, non-dilutive financing, and public relations should be instrumental in moving the Company forward in the upcoming months.

Compensation

On February 28, 2020, the Company and Mr. Conway entered into an employment agreement (the “Employment Agreement”). Pursuant to the terms of the Employment Agreement, Mr. Conway is to receive an annual salary of $120,000, payable monthly. Additionally, within ten (10) days of the Employment Agreement, the Company will issue Mr. Conway 2,500 shares of the Company’s Series C Preferred Stock. If Mr. Conway is employed on the six-month anniversary of the Employment Agreement, the Company will issue Mr. Conway 1,333 shares of Series D Preferred Stock and 500 shares of Series E Preferred Stock.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01	OTHER EVENTS

On February 28, 2020, the Company issued a press release announcing the execution of the Binding Letter of Intent, which is filed as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1*	Binding Letter of Intent dated February 28, 2020, by and between Ozop Surgical Corp. and Power Conversion Technologies, Inc, and Catherine Chis.

10.2*	Redemption Agreement dated February 28, 2020, by and between Ozop Surgical Corp. and Michael Chermak.

10.3*	Employment Agreement dated February 28, 2020, by and between Ozop Surgical Corp. and Brian Conway.

99.1*	Press release dated February 28, 2020.

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

OZOP SURGICAL CORP.

Date: February 28, 2020	By:	/s/ Brian Conway
Brian Conway
Chief Executive Officer